Prospectus Supplement

September 29, 2016

Morgan Stanley Institutional Liquidity Funds

Supplement dated September 29, 2016 to the Morgan Stanley Institutional Liquidity Funds Prospectuses dated March 1, 2016

Government Securities Portfolio (the "Portfolio")

The following is hereby added as the last sentence of the section of the Portfolio's Prospectuses entitled "Portfolio Summary—Government Securities Portfolio—Principal Investment Strategies":

The Portfolio may also invest in repurchase agreements with the Federal Reserve Bank of New York.

The last sentence of the first paragraph under the section of each Prospectus entitled "Details of the Portfolios—Government Securities Portfolio—Approach" is hereby deleted and replaced with the following:

The Portfolio may also invest in repurchase agreements with the Federal Reserve Bank of New York.

The following is hereby added to the end of the penultimate paragraph under the section of each Prospectus entitled "Details of the Portfolios—Government Securities Portfolio—Principal Risks":

The Portfolio currently enters into repurchase agreements with the Federal Reserve Bank of New York. Reduced participation in the repurchase agreement market by the Federal Reserve Bank of New York may affect the Portfolio's investment strategies, operations and/or return potential.

Please retain this supplement for future reference.

  MSILFGSPSPT 0916